SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported) April 15, 2004

CORAM HEALTHCARE CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11343	33-0615337

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 Broadway, Suite 900, Denver, Colorado	80202

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (303) 292-4973

(Former name or former address, if changed since last report)

     Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. Yes ☐ No ☐

(On August 8, 2000, the registrant and one of its wholly-owned subsidiaries filed voluntary petitions under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware. Through April 23, 2004, no plan or plans of reorganization have been confirmed by such court.)

Item 5. Other Events and Regulation FD Disclosure

On April 15, 2004, Arlin M. Adams, Esquire, the Chapter 11 Trustee (the “Chapter 11 Trustee”) for the bankruptcy estates of Coram Healthcare Corporation (“CHC”) and its wholly-owned subsidiary, Coram, Inc. (“CI”) (CHC and CI are hereinafter collectively referred to as the “Debtors”), filed the Chapter 11 Trustee’s Second Amended Joint Plan Of Reorganization (the “Second Amended Plan”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the Debtors’ jointly administered bankruptcy cases. The Second Amended Plan, including Exhibit A—Amended And Restated Plan Funding And Settlement Agreement, has been attached to this report as exhibit 99.1. The Trustee’s Second Amended Plan remains subject to modification or amendment.

As previously reported on CHC’s Current Report on Form 8-K, dated July 11, 2003, two competing proposed plans of reorganization have been filed in the Debtors’ bankruptcy cases. The plans of reorganization are proposed by (i) the Chapter 11 Trustee and (ii) the Official Committee of Equity Security Holders of Coram Healthcare Corporation. Such proposed plans of reorganization, as well as modifications and amendments thereto, can be found as exhibits to CHC’s Current Reports on Form 8-K previously filed with the United States Securities and Exchange Commission.

The two competing proposed plans of reorganization remain subject to confirmation by the Bankruptcy Court. Hearings to consider confirmation of such proposed plans of reorganization and any objections thereto commenced on September 30, 2003 and are ongoing. The proceedings to consider confirmation are presently scheduled to conclude on June 11, 2004. No assurances can be given that either plan will ultimately be confirmed by the Bankruptcy Court.

Note: Except for historical information, all other statements in this report are “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. The actual results of the Debtors and their operating subsidiaries (collectively the “Company”) may vary materially from these forward-looking statements due to important risk factors, including the Company’s historical lack of profitability; uncertainties associated with the outcomes of certain pending legal matters, including the bankruptcy proceedings; the Company’s leveraged financial structure; the Company’s ability to comply with certain governmental regulations; the Company’s need to obtain additional financing or equity; the Company’s limited liquidity; the Company’s dependence upon its relationships with third party payers and the prices paid by such third party payers for the Company’s services; and certain other factors. Risk factors are described in greater detail in CHC’s Annual Reports on Form 10-K, Form 10-Q Quarterly Reports and Form 8-K Current Reports on file with the United States Securities and Exchange Commission.

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Item 7. Financial Statements and Exhibits

     (c) Exhibits

Exhibit
Number	Description of Document
99.1	Chapter 11 Trustee’s Second Amended Joint Plan Of Reorganization, including Exhibit A—Amended And Restated Plan Funding And Settlement Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORAM HEALTHCARE CORPORATION
Date: April 23, 2004	By:	/s/ SCOTT R. DANITZ
	Name: Title:	Scott R. Danitz Senior Vice President, Chief Financial Officer, Treasurer & Principal Accounting Officer

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EXHIBIT INDEX

Exhibit
Number	Description of Document
99.1	Chapter 11 Trustee’s Second Amended Joint Plan Of Reorganization, including Exhibit A-Amended And Restated Plan Funding And Settlement Agreement